Exhibit 99.2

Blaize partners with VSBLTY to develop new AI-enabled hybrid technology for large-scale global safety and security solutions

The joint development will provide AI-based computer vision solutions designed for the high demands of challenging defense and national security environments

EL DORADO HILLS, CA — January 14, 2025 — Blaize Holdings, Inc. (NASDAQ:BZAI), a provider of purpose-built, artificial intelligence (AI)-enabled edge computing solutions, and VSBLTY Groupe Technologies Corp., a leading software provider of AI-driven security and retail analytics technology, announced they have entered into a joint technology commercial agreement for the development and deployment of complete AI-enabled safety and security solutions.

The companies have been collaborating on several commercial deals that have resulted in a commercial agreement for Blaize to support VSBLTY on the development costs associated with optimizing VSBLTY software on Blaize silicon. VSBLTY has issued a Purchase Order to Blaize, the fulfillment of which is subject to several conditions related to production deployment and performance criteria.

The agreement includes the establishment of a technology center to create practical AI architectural hybrid designs. The initial milestone is the successful creation of a Digital Twin Lab environment demonstrating AI computer vision solutions specifically for large-scale safety, security, and defense-based contracts. This initiative is expected to provide deployable solutions today while maintaining unique flexibility to adapt to the rapidly evolving innovations in the AI landscape over time.

“This is an exciting day for Blaize as we forge ahead with VSBLTY to bring our combined solution to market to achieve a significant impact on our ability to drive both scalability and major cost efficiency in these critically important security deployments. Our smart cameras will largely be deployed outdoors and primarily in rugged, far-edge environments needed for municipal and national security projects that require extensive field deployments using thousands of surveillance cameras (in some cases over 25,000),” said Dinakar Munagala, CEO of Blaize. “Our combined solution is already considered a key component in several pending contracts, including border control programs where far-edge capability is crucial.”

“We are extremely honored to be selected as Blaize’s AI computer vision partner to create solutions that aide law enforcement and armed forces to better understand and respond to various incidents and threats,” said Jay Hutton, CEO of VSBLTY. “The exact nature of the analytics and application requirements will evolve over time and will require flexible and scalable underlying architecture and component technologies making our collaboration and co-development partnership critical to the future success of large, long-term security deployments.”

About Blaize

Blaize provides a full-stack programmable processor architecture suite and low-code/no-code software platform that enables AI processing solutions for high-performance computing at the network’s edge and in the data center. Blaize solutions deliver real-time insights and decision-making capabilities at low power consumption, high efficiency, minimal size, and low cost. Blaize has raised over $330 million from strategic investors such as DENSO, Mercedes-Benz AG, Magna, and Samsung and financial investors such as Franklin Templeton, Temasek, GGV, Bess Ventures, BurTech LP LLC, Rizvi Traverse, and Ava Investors. Headquartered in El Dorado Hills (CA), Blaize has more than 200 employees worldwide with teams in San Jose (CA) and Cary (NC), and subsidiaries in Hyderabad (India), Leeds and Kings Langley (UK), and Abu Dhabi (UAE).

About VSBLTY

Headquartered in Philadelphia, VSBLTY (OTCQB: VSBGF) (CSE: VSBY) (Frankfurt: 5VS) (OTC: VSBGF) (“VSBLTY”) is the world leader in Artificial Intelligence and real time interpretation of what a CCTV and other cameras see. By utilizing facial recognition, age and gender, VSBLTY’s proprietary technology can effectively enhance retail brand engagement and data analytics measurement through customized ads on instore digital displays at point of purchase in real time. This technology has been proven to increase brand sales by over 25%. The firm is also recognized for its leadership role in the growing “Store as a Medium” movement that enables brands to reach customers with paid media ads when and where buying decisions are being made while producing a new revenue stream for retailers. Most recently, VSBLTY has been building object recognition software to identify products by SKU, at the point of checkout, to integrate this capability into their retail media network offering to retailers and large CPG brands that lack customer information and transaction data at the point of sale. Using its proprietary AI software, and the various data collected using their software, VSBLTY has also developed a range of security solutions that include not only facial recognition but weapon recognition utilizing modern surveillance cameras and legacy CCTV cameras. VSBLTY has the capability to create a proactive security system rather than a reactive security system, providing early warning of threats that can save lives. Data collected through the platform can inform large scale deployments for smart city, private state and federal municipal security programs including border control.

Media Contact:

Leo Merle

Blaize

info@blaize.com

Mark Roberts

The Blueshirt Group for Blaize

ir@blaize.com

Linda Rosanio

VSBLTY

lrosanio@vsblty.net

Cautionary Statement Regarding Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) that are based on beliefs and assumptions and on information currently available to Blaize, including statements regarding Blaize’s business plans and growth strategies, market opportunities, commercial agreements and purchase orders, and financial prospects. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the expected benefits of the Business Combination are not obtained; (iii) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (iv) the risk that the Business Combination disrupts current plans and operations of Blaize as a result of the consummation of the Business Combination; (v) failure to realize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (vi) costs related to the Business Combination; (vii) changes in applicable law or regulations; (viii) the outcome of any legal proceedings that may be instituted against Blaize; (ix) the effects of competition on Blaize’s future business; (x) the ability of the combined company to issue equity or equity-linked securities or obtain debt financing; (xi) the enforceability of Blaize’s intellectual property rights, including its copyrights, patents, trademarks and trade secrets, and the potential infringement on the intellectual property rights of others; (xii) the failure to meet conditions required for payments to be received under purchase orders; and (xiii) those factors discussed under the heading “Risk Factors” in the definitive proxy statement/prospectus filed on December 6, 2024 by Blaize Holdings, Inc. and other documents filed, or to be filed, by Blaize Holdings, Inc. with the SEC. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Blaize does not undertake any duty to update these forward-looking statements